UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 28, 2006

Cogdell Spencer Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32649 (Commission File Number)	20-3126457 (IRS Employer Identification Number)

4401 Barclay Downs Drive, Suite 300
Charlotte, North Carolina		28209
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 940-2900
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1: CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EX-99.1: ITEMS

ITEM 8.01 Other Events
Cogdell Spencer Inc. (the “Company”) is filing this Form 8-K to update the Company’s historical financial statements included in its Annual Report on Form 10-K filed on March 31, 2006, for discontinued operations that have resulted from the disposition of a real estate asset during the period January 1, 2006 through September 30, 2006, in accordance with Statement of Financial Accounting Standards No 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” This Current Report on Form 8-K updates the information in Items 2, 6, 7 and 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, to reflect the property as discontinued operations for comparison purposes.
The information contained in this Current Report on Form 8-K is presented as of December 31, 2005, and other than as indicated above, has not been updated to reflect developments subsequent to that date.
ITEM 9.01 Financial Statements and Exhibits.

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Item 2. Properties, Item 6. Select Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8. Financial Statements and Supplementary Data

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGDELL SPENCER INC.
By:	/s/ Frank C. Spencer
	Name:	Frank C. Spencer
	Title:	Chief Executive Officer and President

     Date: December 28, 2006

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Item 2. Properties, Item 6. Select Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8. Financial Statements and Supplementary Data